114161144
19794130
Chase
2
DELINQ(179/179)
GA
552()
1/1/2005
5/31/2005
9/8/2005
$118,000.00
$70,000.00
$23,600.00
$23,471.66
100.00%
168.38%
-40.67%
Conventional
w/o PMI
4/8/2005
$94,400.00
114161177
19788132
Chase
2
DELINQ(269/269)
MN
12/1/2004
5/17/2005
$123,000.00
$105,000.00
$24,430.00
$24,327.02
99.31%
116.23%
-14.63%
Conventional
w/o PMI
4/8/2005
$97,720.00
Summary:
12/1/2005 9:01:55 AM
RICHIE
Walk, insufficient equity to foreclose
11/23/2005 9:54:45 AM
RICHIE
Second lien, in Loss mitigation, possible walk/charge-off. Insufficient equity to pursue foreclosure
11/9/2005 12:25:50 PM
CHARLIE
As per the servicer this account was charged off due to insufficient equity to cover the second position. Homeq held the senior lien with a upb of $97,720. The BPO value for this property was $105,000. The amount that was charged off was $25,956 which consists of the upb of $24,327.02 and $1,543.98 in interest advances and $85 in corporate advances representing the cost of the BPO.
11/9/2005 10:07:57 AM
CHARLIE
The first payment date for this loan was 12/1/2004. The borrower made the first 3 payments and defaulted from that point on. Additionally, the original appraisal value for this property was $123,000. In May, 2005 the servicer ordered a new BPO and the value of the property declined to $105,000.
114165418
19791714
Chase
1
DELINQ(239/239)
TX
517()
12/1/2004
7/31/2005
10/18/2005
$550,000.00
$245,000.00
$512,525.00
$511,049.28
93.19%
208.59%
-55.45%
Conventional
w/o PMI
4/8/2005
$0.00
114165749
19786714
Chase
1
DELINQ(179/179)
PA
489()
1/1/2005
5/26/2005
8/18/2005
$113,000.00
$108,000.00
$101,700.00
$101,371.58
90.00%
93.86%
-4.42%
Conventional w/
PMI
4/8/2005
$0.00
114167067
19794395
Chase
2
DELINQ(149/149)
CO
478()
1/1/2005
6/30/2005
9/27/2005
$200,000.00
$180,000.00
$40,000.00
$39,689.36
100.00%
110.93%
-10.00%
Conventional
w/o PMI
4/8/2005
$160,000.00
Summary:
12/1/2005 9:02:51 AM
RICHIE
Walk, insufficient equity to foreclose
11/23/2005 9:56:06 AM
RICHIE
Second lien, in Loss mitigation, possible walk/charge-off. Insufficient equity to pursue foreclosure
114168669
19799501
Chase
1
DELINQ(239/239)
TX
534()
1/1/2005
8/30/2005
6/23/2005
$134,000.00
$90,000.00
$89,990.00
$89,832.71
67.16%
99.81%
-32.83%
Conventional
w/o PMI
4/8/2005
$0.00
Watch List Report
Date: 12/15/2005 4:46:41 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 3 (15 records returned)

114208275
19791128
Chase
2
DELINQ(149/149)
TX
632()
1/1/2005
6/13/2005
9/16/2005
$430,000.00
$330,000.00
$78,000.00
$77,313.63
90.70%
117.97%
-23.25%
Conventional
w/o PMI
4/8/2005
$312,000.00
114213283
19800473
Chase
1
DELINQ(149/149)
PA
512()
1/1/2005
7/18/2005
9/15/2005
$140,000.00
$112,600.00
$105,000.00
$104,615.42
75.00%
92.90%
-19.57%
Conventional
w/o PMI
4/8/2005
$0.00
Summary:
12/1/2005 9:03:48 AM
RICHIE
PHFA on account
11/23/2005 9:57:06 AM
RICHIE
Account under PHFA protection
114213606
19787373
Chase
1
DELINQ(149/149)
TX
520()
1/1/2005
7/5/2005
9/16/2005
$85,000.00
$77,000.00
$68,000.00
$67,872.13
80.00%
88.14%
-9.41%
Conventional
w/o PMI
4/8/2005
$0.00
114218183
19807197
Chase
2
DELINQ(179/179)
LA
484()
1/1/2005
8/23/2005
$160,500.00
$160,500.00
$32,000.00
$31,623.12
99.69%
99.45%
0.00%
Conventional
w/o PMI
4/8/2005
$128,000.00
Summary:
12/1/2005 9:04:30 AM
RICHIE
On hold, Hurricane issue
11/23/2005 9:57:39 AM
RICHIE
Foreclosure action on hold due to Hurricane
114222011
19810753
Chase
2
DELINQ(149/149)
CO
511()
1/1/2005
6/30/2005
9/15/2005
$295,000.00
$272,000.00
$59,000.00
$58,851.02
100.00%
108.40%
-7.79%
Conventional
w/o PMI
4/8/2005
$236,000.00
114222748
19820893
Chase
2
DELINQ(149/149)
MA
482()
1/1/2005
7/12/2005
9/16/2005
$130,000.00
$131,000.00
$26,000.00
$25,823.85
100.00%
99.10%
0.76%
Conventional
w/o PMI
4/8/2005
$104,000.00
Summary:
12/1/2005 9:05:08 AM
RICHIE
Walk, insufficient equity to foreclose
11/23/2005 9:58:23 AM
RICHIE
Second lien, in Loss mitigation, possible walk/charge-off. Insufficient equity to pursue foreclosure
Watch List Report
Date: 12/15/2005 4:46:41 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 2 of 3 (15 records returned)

114222797
19822121
Chase
2
DELINQ(179/179)
KY
518()
1/1/2005
4/29/2005
4/21/2005
$177,000.00
$180,000.00
$35,300.00
$35,101.63
99.72%
97.94%
1.69%
Conventional
w/o PMI
4/8/2005
$141,200.00
114223811
19787506
Chase
2
DELINQ(149/149)
MO
551()
1/1/2005
7/21/2005
9/21/2005
$127,000.00
$50,000.00
$25,400.00
$25,210.26
100.00%
253.62%
-60.62%
Conventional
w/o PMI
4/8/2005
$101,600.00
114226723
19809193
Chase
1
DELINQ(149/149)
OK
499()
1/1/2005
6/28/2005
9/20/2005
$310,000.00
$285,000.00
$245,600.00
$244,677.33
79.23%
85.85%
-8.06%
Conventional
w/o PMI
4/8/2005
$0.00
Summary:
12/1/2005 9:04:41 AM
RICHIE
On hold, Hurricane issue
11/23/2005 9:57:58 AM
RICHIE
Foreclosure action on hold due to Hurricane
Watch List Report
Date: 12/15/2005 4:46:41 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 3 of 3 (15 records returned)
Watch List Report
Date: 12/15/2005 4:46:41 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 3 of 3 (15 records returned)